EXHIBIT 10(A)



                               WRITTEN CONSENT OF

                               EDWIN L. KERR, ESQ



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To Whom It May Concern:

       I hereby consent to the reference to my name under the caption "Legal Matters" in the Prospectus contained in Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (File No. 33-87376) filed by PHL Variable Accumulation Account with the Securities and Exchange Commission under the Securities Act of 1933.



                                              Very truly yours,


Dated May 1, 2000                             /s/ Edwin L. Kerr
                                              -----------------
                                              Edwin L. Kerr, Counsel
                                              PHL Variable Insurance Company